FIRST AMENDMENT TO CREDIT DOCUMENTS

     THIS FIRST AMENDMENT TO CREDIT DOCUMENTS (the "Amendment") is made and dated as of the 1st day of June, 1995, by and among COUNTRYWIDE FUNDING CORPORATION, a New York corporation (the "Company"); COUNTRYWIDE CREDIT INDUSTRIES, a Delaware corporation (the "Parent"); THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), as credit agent (in such capacity, the "Credit Agent") for the Lenders from time to time party to that certain Revolving Credit Agreement dated as of September 23, 1994 by and among such Lenders, the Company and others (the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Glossary attached to the Credit Agreement as "Annex I"); FNBC and BANKERS TRUST COMPANY, a New York State banking corporation ("BT"), as co-arrangers of the credit facility evidenced by the Credit Agreement (in such capacity, the "Co-Arrangers"); BT as syndication agent of the credit facility evidenced by the Credit Agreement (in such capacity, the "Syndication Agent"); and the Lenders.

                                    RECITALS

 A. Pursuant to the Credit Agreement the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

 B. The Company and such Lenders desire to amend the Credit Documents in certain respects, as more particularly described below.

 C. NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:



                                    AGREEMENT

     I. Extension of Maturity Date. To reflect the agreement of the parties hereto to extend the Maturity Date of the credit facility evidenced by the Credit Agreement, the date "September 19, 1997" set forth in the first line of the definition of "Maturity Date" set forth in the Glossary is hereby replaced with the date "May 31, 1998".

  II. Increase in Credit Limits. To reflect the agreement of the parties hereto to permit the increase of the Primary Loan Credit Limit, with a concomitant increase in the Aggregate Credit Limit, and the L/C Commitments under certain circumstances without the written consent of one hundred percent of the Lenders:

  A. The definition of the term "Aggregate Credit Limit" set forth in the Glossary is hereby amended to delete the dollar amount "$2,500,000,000.00" appearing in the parenthetical set forth therein and to replace the same with the dollar amount "$4,000,000,000.00"; and

B. The definition of the term "Primary Loan Credit Limit" set forth in the Glossary is hereby amended to read in its entirety as follows:
        "'Primary Loan Credit Limit' shall mean at any date the aggregate of the Lenders' Maximum Primary Loan Commitments at such date, as set forth on the then effective Commitment Schedule; provided, however, that in no event shall the Primary Loan Credit Limit exceed at any date the Aggregate Credit Limit minus the aggregate L/C Commitments and the GNMA Pool Advance Commitment at such date."

  C. The dollar amount "$50,000,000.00" appearing in the last line of the definition of "L/C Commitment" is hereby deleted and replaced with the dollar amount "$100,000,000.00".

 III. Modification of Minimum Net Worth Provision. To reflect the extension of the Maturity Date:

  A. Paragraph 10(j) of the Credit Agreement is hereby amended to read in its entirety as follows:

           "10(j) Minimum Net Worth. Permit its net worth determined in accordance with GAAP on and as of each Applicable Financial Test Date to be less than the greater of $725,000,000.00 and eighty percent (80%) of its net worth determined in accordance with GAAP as of the most recent February 28 preceding the date such net worth is calculated."

  B. Paragraph 11(d) of the Guaranty is hereby amended to read in its entirety as follows:

           "(d) Guarantor shall not permit its consolidated net worth determined in accordance with GAAP on and as of each Applicable Financial Test Date to be less than the greater of $750,000,000.00 and eighty percent (80%) of its net worth determined in accordance with GAAP as of the most recent February 28 preceding the date such net worth is calculated; and"

  IV. Modification of Total Debt Restriction. To reflect the agreement of the parties hereto to modify the restriction on Total Debt set forth in the Credit
Agreement:

  A. Paragraph 10(k) thereof is hereby amended to read in its entirety as follows:

             "10(k)     Maximum Total Debt.  Permit Total Debt on and as of
     each Applicable Financial Test Date to exceed the sum of:

               (1)   One hundred percent (100%) of Cash, plus

(2)   Ninety percent (90%) of Margins, plus
(3) Ninety seven percent (97%) of the amount of each of Mortgage Loans Held For Sale and Receivables for Mortgage Loans Shipped (including Mortgage Loans and Mortgage-Backed Securities subject to a Lien under a repurchase agreement but excluding all other Mortgage Loans and Mortgage-Backed Securities which are excluded from "Eligible Mortgage Assets" pursuant to subparagraphs (a), (b) and (c) of the definition of such term), plus
(4) Ninety percent (90%) of Pool Loan Purchases and Mortgage Claims Receivable to the extent such assets represent VA and FHA Mortgage Loans repurchased by the Company from pools supporting GNMA Mortgage-Backed Securities, plus
(5)   Fifty percent (50%) of Deferred Commitment Fees, plus
(6)   Fifty percent (50%) of Property and Equipment, plus
(7) Sixty seven percent (67%) of each of Capitalized Servicing Fees Receivable and Purchased Servicing Rights, plus
(8)   Fifty percent (50%) of Other Assets."
  B. The following new definitions are added, in correct alphabetical order, to the Glossary:

     "Capitalized Servicing Fees Receivable" shall mean the dollar amount shown as "Capitalized Servicing Fees Receivable" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

     "Deferred Commitment Fees" shall mean the dollar amount shown as "Deferred Commitment Fees" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

     "Margins" shall mean the dollar amount shown as "Margins" on the most recent Covenant Compliance Certificate delivered by the Company pursuant to Paragraph 9(a)(3) of the Agreement and shall equal the sum of: (a) that dollar portion of "Other Receivables" shown on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement constituting margins (relating to cash and government securities with a maturity of less than one year), plus (b) Letters of Credit outstanding as of such Applicable Financial Test Date.

     "Other Assets" shall mean the dollar amount shown as "Other Assets" on the most recent Covenant Compliance Certificate delivered by the Company pursuant to Paragraph 9(a)(3) of the Agreement and shall consist of all assets of the Company shown on the balance sheet of the Company as of the most recent Applicable Financial Test Date other than the assets included in the calculation of subparagraphs (1) through (7) of Paragraph 10(k) of the Agreement; provided, however, that in no event shall Other Assets include intangible assets.

     "Property and Equipment" shall mean the dollar amount shown as "Property, Equipment and Leasehold Improvements" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

     "Purchased Servicing Rights" shall mean the dollar amount shown as "Purchased Servicing Rights" on the balance sheet of the Company as of the Applicable Financial Test Date delivered by the Company pursuant to Paragraph 9(a)(2) of the Agreement.

     5. Modification of Collateral Value of Borrowing Base. To reflect the agreement of the parties with respect to an increase in the value to be given to the Company's servicing portfolio in the computation of the Collateral Value of the Borrowing Base:

            (a) Subparagraph (e) of the definition of "Collateral Value of the Secured Borrowing Base" set forth in the Glossary is hereby amended to read in its entirety as follows:

                  "(e) The least of: (1) three quarters of one percent (0.75%) of the outstanding principal balances of Mortgage Loans being serviced by the Company under the Pledged Eligible Mortgage Servicing Assets, (2) fifteen percent (15%) of the Aggregate Credit Limit, and (3) $400,000,000.00."

            (b) Subparagraph (c) of the definition of "Collateral Value of the Unsecured Borrowing Base" set forth in the Glossary is hereby amended to read in its entirety as follows:

            "(c) The least of: (1) three quarters of one percent (0.75%) of the outstanding principal balances of Mortgage Loans being serviced by the Company under Eligible Mortgage Servicing Assets, (2) fifteen percent (15%) of the Aggregate Credit Limit, and (3) $400,000,000.00."

     6. Liens Securing Margin Call Obligations. To reflect the agreement of the parties to clarify the right of the Company to provide collateral consisting of property and assets of the Company (other than property and assets included in the calculation of, as applicable, the Collateral Value of the Unsecured Borrowing Base or the Collateral Value of the Secured Borrowing
Base) as security for the obligation of the Company to meet margin calls arising under investment transactions entered into by the Company in the normal course of its business, Paragraph 10(a)(2) of the Credit Agreement is hereby amended to add the phrase ",margin call requirements" following the word "leases" in the fifth line thereof.

     7. Modification of Certificate Forms. To reflect the amendment of certain financial covenants and of the method of computation of the Collateral Value of the Borrowing Base set forth in this Amendment, the form of Covenant Compliance Certificate for the Company attached to the Glossary as Exhibit F-1, the form of Secured Period Borrowing Base Certificate attached to the Glossary as Exhibit Q and the form of Unsecured Period Borrowing Base Certificate attached to the Glossary as Exhibit T are hereby replaced with the forms of such Certificates attached hereto as Replacement Exhibits F-1, Q and T, respectively.

     8. Differentiation of Accounts. To reflect the agreement of the parties that during any Unsecured Period the Company may enter into such agreements with FNBC as it may elect with respect to the issuance and payment of CPNs and that the Settlement Account may be such unrestricted access accounts as the Company may elect:

            (a) The definition of "Depositary Agreement" set forth in the Glossary is hereby amended to read in its entirety as follows:

            "'Depositary Agreement' shall mean an issuing and paying agreement with the Paying Agent governing the authentication and issuance of CPNs, which agreement shall, during any Secured Period, be substantially in the form of that attached hereto as Exhibit I."

            (b) The definition of "Settlement Account" set forth in the Glossary is hereby amended to read in its entirety as follows:

            "'Settlement Account' shall mean: (a) during any Unsecured Period, such account or accounts as the Company may designate from time to time in writing, and (b) during any Secured Period, Account No. 19-13433 maintained in the Credit Agent's name at the Contact Office."

     9. Modification of Pricing Provisions. To reflect the agreement of the parties with respect to a modification of the pricing of the credit facility evidenced by the Credit Agreement:

            (a) The definition of "Pricing Spread" set forth in the Glossary is hereby amended to read in its entirety as follows:

      "'Pricing Spread' shall be determined for each Eurodollar Interest Period and each Discount Loan Interest Period on the first Business Day of such Interest Period, and with respect to each Swing Loan for each day such Swing Loan is outstanding, as follows: If on such day the Company's long term unsecured debt rating is: (a) at least "A+" with S&P or "A1" with Moody's, the Pricing Spread shall be 0.25, (b) at least "A-" with S&P or "A3" with Moody's, the Pricing Spread shall be 0.35; (c) at least "BBB+" with S&P or "Baa1" with Moody's, the Pricing Spread shall be 0.40; (d) at least "BBB" with S&P or "Baa2" with Moody's, the Pricing Spread shall be 0.45 and (e) below "BBB" with S&P and "Baa2" with Moody's, the Pricing Spread shall be 0.50; provided, however, that if on any day for whatever reason the Company's long term unsecured debt rating is not available from S&P or Moody's or is not otherwise determinable hereunder (including, without limitation, by reference to an alternate rating agency of recognized standing), the Pricing Spread shall be deemed to be 0.50."

      (b) The Fee Letter is hereby amended and restated in its entirety in the form of the modified fee letter attached hereto as Amendment Exhibit 1 (the "Replacement Fee Letter"). From and after the effective date of this Amendment the Replacement Fee Letter shall be deemed to be the "Fee Letter" for all purposes of the Credit Documents.

     10. Substitution of Lenders; Replacement Commitment Schedule and Schedule of Addresses for Notices. To reflect the withdrawal of certain Lenders from the credit facility evidenced by the Agreement and the inclusion of certain new Lenders (each, a "New Lender") therein, effective as of the effective date of this Amendment, the "Commitment Schedule" referred to in the Credit Documents shall be deemed to be the Commitment Schedule attached hereto as Amendment Exhibit 2 (the "Replacement Commitment Schedule") for all purposes thereof and Annex II (Schedule of Addresses for Notices) shall be replaced by the Replacement Annex II attached hereto as Amendment Exhibit 3. Upon the effective date of this Amendment, the Lenders party to the Credit Agreement, whether prior to or after the same has been amended by this Amendment, shall buy and sell among themselves the Obligations outstanding on the effective date such that the Lenders remaining party to the Credit Agreement following amendment hereby shall hold the outstanding Obligations consistent with the Replacement Commitment Schedule.

     11. Reaffirmation of Credit Documents. Each of the Company and the Parent hereby acknowledges and agrees that: (a) the execution and delivery by each of the Company and the Parent of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the Parent or the rights of any party to the Credit Documents, (b) the term "Obligations" as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Agreement as amended by this Amendment, and (c) for any and all purposes, any reference to the Credit Documents, including, without limitation, the Glossary and the Fee Letter, following the effective date of this Amendment shall constitute a reference to such Credit Documents as amended by this Amendment.

     12. Effective Date. This Amendment shall be effective as of the day and year first above written on the earliest date upon which:

            (a) Each of the parties hereto have executed and delivered this Amendment to the Credit Agent;

            (b) The Company has executed and delivered the Replacement Fee Letter to the Credit Agent;

            (c) The Company has executed and delivered to each New Lender a Direct Loan Note, a Discount Loan Note and a Negotiated Loan Note; and

            (d) The Credit Agent has received such board resolutions, incumbency certificates and other additional documentation as the Credit Agent may request in connection herewith.

     13. Representations and Warranties. Each of the Company and the Parent hereby represents and warrants to the Credit Agent and the Lenders (as to itself) as follows:

            (a) It has the corporate power and authority and the legal right to execute, deliver and perform this Amendment (and, in the case of the Company, the Replacement Fee Letter and the Notes to be issued to each New Lender) (collectively, the "Amendment Documents") and has taken all necessary corporate action to authorize the execution, delivery and performance of the Amendment Documents to which it is party; the Amendment Documents to which it is a party have been duly executed and delivered on its behalf and constitute its legal, valid and binding obligations enforceable against it in accordance with their terms; and the execution, delivery and performance of the Amendment Documents will not violate any Requirement of Law or Contractual Obligation or require any consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority.

            (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect hereto: (1) the representations and warranties made by it contained in the Credit Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

            (c) When delivered to the Credit Agent and each Lender as required pursuant to Paragraph 9(a)(1) of the Agreement, the audited financial statements referred to therein will not differ in any material respect from the Company-prepared unaudited financial statements dated February 28, 1995 delivered to the Lenders prior to the date of this Amendment.

     14. No Other Amendment. Except as expressly amended herein, the Credit Documents shall remain in full force and effect as currently written.

     15. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                              COUNTRYWIDE FUNDING CORPORATION,
                              a New York corporation

                              By
                              Name
                              Title


                              COUNTRYWIDE CREDIT INDUSTRIES, a Delaware corporation

                              By
                              Name
                              Title


                              THE FIRST NATIONAL BANK OF CHICAGO,
                              a national banking association,
                              as Co-Arranger and Credit Agent

                              By
                              Name
                              Title


                              BANKERS TRUST COMPANY, a New York State banking corporation, as Co-Arranger and Syndication Agent

                              By
                              Name
                              Title


                              ABN AMRO BANK N.V.,
                              LOS ANGELES INTERNATIONAL BRANCH,
                              as a Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as a Lender

                              By
                              Name
                              Title


                              BANK BRUSSELS LAMBERT, NEW YORK BRANCH, as a
                              Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              BANK OF HAWAII, as a Lender

                              By
                              Name
                              Title


                              BANK OF MONTREAL, as a Lender

                              By
                              Name
                              Title


                              THE BANK OF NEW YORK, as a Lender

                              By
                              Name
                              Title


                              BANKERS TRUST COMPANY, as a Lender

                              By
                              Name
                              Title


                              BANQUE NATIONALE DE PARIS,
                              LOS ANGELES AGENCY, as a Lender

                              By
                              Name
                              Title


                              BANQUE PARIBAS, as a Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

                              By
                              Name
                              Title


                              THE CHASE MANHATTAN BANK, N.A., as a Lender

                              By
                              Name
                              Title


                              CITICORP USA, INC., as a Lender

                              By
                              Name
                              Title


                              COMMERZBANK AKTIENGESELLSCHAFT,
                              LOS ANGELES BRANCH, as a Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              CREDIT LYONNAIS SAN FRANCISCO BRANCH AND/OR
                              CAYMAN ISLANDS BRANCH, as a Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              CREDIT SUISSE, as a Lender

                              By
                              Name
                              Title


                              THE DAI-ICHI KANGYO BANK, LIMITED, SAN FRANCISCO AGENCY, as a Lender

                              By
                              Name
                              Title


                              DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, as a Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              DG BANK, DEUTSCHE GENOSSENSCHAFTSBANK, as a
                              Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              FIRST INTERSTATE BANK OF CALIFORNIA,
                              as a Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              THE FIRST NATIONAL BANK OF BOSTON,
                              as a Lender

                              By
                              Name
                              Title


                              THE FIRST NATIONAL BANK OF CHICAGO, as a Lender

                              By
                              Name
                              Title


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as a Lender

                              By
                              Name
                              Title


                              THE FUJI BANK, LIMITED, LOS ANGELES AGENCY, as a Lender

                              By
                              Name
                              Title


                              THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS
                              ANGELES AGENCY, as a Lender

                              By
                              Name
                              Title


                              KREDIETBANK N.V., as a Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              LLOYDS BANK PLC, as a Lender

                              By
                              Name
                              Title


                              THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as a Lender

                              By
                              Name
                              Title


                              THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY, as a Lender

                              By
                              Name
                              Title


                              NATIONAL WESTMINSTER BANK USA,
                              as a Lender

                              By
                              Name
                              Title


                              NATIONSBANK OF TEXAS, N.A., as a Lender

                              By
                              Name
                              Title


                              PNC BANK KENTUCKY, as a Lender

                              By
                              Name
                              Title


                              ROYAL BANK OF CANADA, as a Lender

                              By
                              Name
                              Title


                              THE SAKURA BANK, LTD., LOS ANGELES AGENCY, as a Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              THE SANWA BANK LIMITED, LOS ANGELES BRANCH, as a Lender

                              By
                              Name
                              Title


                              SHAWMUT BANK, N.A., as a Lender

                              By
                              Name
                              Title


                              SOCIETE GENERALE, NEW YORK BRANCH, as a Lender

                              By
                              Name
                              Title


                              THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as a Lender

                              By
                              Name
                              Title


                              THE SUMITOMO TRUST AND BANKING CO., LTD., LOS ANGELES AGENCY, as a Lender

                              By
                              Name
                              Title


                              THE TOYO TRUST & BANKING CO., LTD., LOS ANGELES AGENCY, as a Lender

                              By
                              Name
                              Title


                              UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as a Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              UNITED STATES NATIONAL BANK OF OREGON, as a
                              Lender

                              By
                              Name
                              Title


                              WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH/CAYMAN ISLANDS BRANCH, as a Lender

                              By
                              Name
                              Title


                              By
                              Name
                              Title


                              THE YASUDA TRUST & BANKING COMPANY, LIMITED, LOS ANGELES AGENCY, as a Lender

                              By
                              Name
                              Title


     SCHEDULE OF EXHIBITS AND ATTACHMENTS


AMENDMENT EXHIBIT 1:    REPLACMENT FEE LETTER

AMENDMENT EXHIBIT 2:    REPLACEMENT COMMITMENT

SCHEDULE

AMENDMENT EXHIBIT 3:    REPLACEMENT ANNEX II

REPLACEMENT EXHIBIT F-1:      FORM OF COVENANT COMPLIANCE

CERTIFICATE (COMPANY)

REPLACEMENT EXHIBIT Q:  FORM OF SECURED PERIOD BORROWING

BASE CERTIFICATE

REPLACEMENT EXHIBIT T:  FORM OF UNSECURED PERIOD

BORROWING BASE CERTIFICATE